SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

CITIZENS FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate> April 23, 2020 CITIZENS FINANCIAL GROUP, INC. BROKER LOGO HERE Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 1 Investor Address Line 3 Investor Address Line 4 15 12 OF Investor Address Line 5 John Sample 2 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Meeting Information Meeting Type: Annual <mtgtype> Meeting For holders as of: February <recdate> 25, 2020 Date: April 23, 2020 Time: 9:00 <mtgtime> AM EDT Location: Citizens Financial Group, Inc. One Citizens Plaza Providence, RI 02903 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. B A R C O D E Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #0000445072_1 R I.0.I.18

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2.Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow ï§ (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ï§ (located on the following page) in the subject line. Requests, instructions ï§ and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 09, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ï§ available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only0000445072_2 R I.0.I.18

Voting items The Board of Directors recommends you vote FOR the following proposal (s): 1. Election of Directors Nominees 1A Bruce Van Saun 1B Christine M. Cumming 1C William P. Hankowsky 1D Howard W. Hanna III 1E Leo I. (Lee) Higdon 1F Edward J.(Ned)Kelly III 1G Charles J. (Bud) Koch 1H Robert G. Leary 1I Terrance J. Lillis 1J Shivan Subramaniam 1K Wendy A. Watson 1L Marita Zuraitis The Board of Directors recommends you vote FOR the following proposal (s): 2. Advisory vote on executive compensation. 3. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020. 4. Amend the Company’s Certificate of Incorporation to provide stockholders with the right to call a special meeting. 5. Amend the Company’s Certificate of Incorporation to remove non-operative provisions relating to our former parent. BARCODE Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx 0000 0000 0000 0000 Cusip Job# Envelope# Sequence# # of # Sequence #0000445072_3 R I.0.I.18

Voting items Continued Reserved for Broadridge Internal Control Information NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Broadridge Internal Use Only P99999-010 Job # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope # Sequence # # of # Sequence # 0000445072_4 R I.0.I.18